UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2008

APPLETON PAPERS INC.
(Exact name of registrant as specified in its charter)

Delaware	333-82084	36-2556469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 East Wisconsin Avenue P.O. Box 359 Appleton, Wisconsin	54912-0359
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code:  (920) 734-9841

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)           Appleton Papers Inc. announced today that Walter Schonfeld, President – Technical Papers, has voluntarily resigned from Appleton.  Mr. Schonfeld’s last day in the office will be October 31, 2008, and his resignation will be effective January 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLETON PAPERS INC.

By:           /s/
Name:       Jeff Fletcher
Title:         Controller

Dated: October 27, 2008